                                                                    EXHIBIT 99.2

                               [UICI LETTERHEAD]

                                 August 14, 2002

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re: Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Quarterly Report on Form 10-Q of UICI (the "Company") for the three months ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


                                            /s/ GREGORY T. MUTZ
                                            ------------------------------------
                                            Name: Gregory T. Mutz
                                            Title: President and
                                                   Chief Executive Officer




                                            /s/ MARK D. HAUPTMAN
                                            ------------------------------------
                                            Name: Mark D. Hauptman
                                            Title: Vice President and
                                                   Chief Financial Officer